                                                                   Exhibit 99(q)

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Dr. David J. Brophy, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ David J. Brophy
                                                    ----------------------------
                                                    David J. Brophy

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Dr. Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Joseph E. Champagne
                                                    ----------------------------
                                                    Joseph E. Champagne

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Thomas D. Eckert
                                                    ----------------------------
                                                    Thomas D. Eckert

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Charles W. Elliott
                                                    ----------------------------
                                                    Charles W. Elliott

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, John Engler, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ John Engler
                                                    ----------------------------
                                                    John Engler

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Michael T. Monahan, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Michael T. Monahan
                                                    ----------------------------
                                                    Michael T. Monahan

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Dr. Arthur T. Porter, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Arthur T. Porter
                                                    ----------------------------
                                                    Arthur T. Porter

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ John Rakolta, Jr.
                                                    ----------------------------
                                                    John Rakolta, Jr

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, James C. Robinson, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ James C. Robinson
                                                    ----------------------------
                                                    James C. Robinson

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Peter K. Hoglund, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in his name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Peter K. Hoglund
                                                    ----------------------------
                                                    Peter K. Hoglund

Dated: February 11, 2003

                             The Munder Series Trust
                                Power of Attorney

The undersigned, Cherie Ugorowski, whose signature appears below, does hereby constitute and appoint Stephen J. Shenkenberg, MaryAnn Shumaker, Melanie Mayo West, and Mary Moran Zeven her true and lawful attorneys and agents to execute in her name, place and stead, in her capacity as director or officer, or both, of Munder Series Trust ("Trust"), to execute in her name any and all registration statements, exemptive applications, no-action letter requests, proxy statements, and other regulatory filings made applicable to the Trust, and any amendments, exhibits or supplements thereto, and file the same, with all other documents in connection herewith, with the Securities and Exchange Commission, any state securities regulator, any self-regulatory organization or any other governmental or official body (including, without limitation, agencies, commissions and authorities); and such attorneys shall have the full power of substitution and re-substitution; and such attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of the Trust, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of the Trust might or could do in person, such acts of such attorneys being hereby ratified and approved.

                                                    /s/ Cherie N. Ugorowski
                                                    ----------------------------
                                                    Cherie Ugorowski

Dated: February 14, 2003